BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

BRIACELL THERAPEUTICS CORP.

Confirmation of Service

Form Filed:	Notice of Change of Directors
Date and Time of Filing:	August 22, 2019 12:24 PM Pacific Time
Name of Company:	BRIACELL THERAPEUTICS CORP.
Incorporation Number:	**BC0764547**

This package contains:

- Certified Copy of the Notice of Articles

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: August 22, 2019 12:24 PM Pacific Time

Incorporation Number: **BC0764547**

Recognition Date and Time: Incorporated on July 26, 2006 04:05 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

BRIACELL THERAPEUTICS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Embro-Pantalony, Vaughn C.

Mailing Address:	**Delivery Address:**
2055 COUNTRY CLUB DRIVE BURLINGTON ON L7M 3Z2 CANADA	2055 COUNTRY CLUB DRIVE BURLINGTON ON L7M 3Z2 CANADA

Last Name, First Name, Middle Name:
Taub, Rebecca

Mailing Address:	**Delivery Address:**
1218 VALLEY ROAD VILLANOVA PA 19085 UNITED STATES	1218 VALLEY ROAD VILLANOVA PA 19085 UNITED STATES

Last Name, First Name, Middle Name:
Williams, William V.

Mailing Address:	**Delivery Address:**
235 15TH STREET, SUITE 300 WEST VANCOUVER BC V7T 2X1 CANADA	235 15TH STREET, SUITE 300 WEST VANCOUVER BC V7T 2X1 CANADA

Last Name, First Name, Middle Name:
Berman, Richard

Mailing Address:	**Delivery Address:**
APT 2A, 575 WEST END NEW YORK NY 10024 UNITED STATES	APT 2A, 575 WEST END NEW YORK NY 10024 UNITED STATES

Last Name, First Name, Middle Name:
Wiseman, Charles

Mailing Address:	**Delivery Address:**
756 FAIRFIELD CIRCLE PASADENA CA 91106 UNITED STATES	756 FAIRFIELD CIRCLE PASADENA CA 91106 UNITED STATES

Last Name, First Name, Middle Name:
Bondarenko, Jamieson

Mailing Address:	**Delivery Address:**
1 SCOTT STREET, SUITE 402 TORONTO ON M5E 1A1 CANADA	235 15TH STREET, SUITE 300 WEST VANCOUVER BC V7T 2X1 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached